Trade and other receivables	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Trade and other receivables

13       Trade and other receivables

	2024 £’000	2023 £’000	2022 £’000
Trade receivables	11	–	329
Prepayments	6,426	355	376
Other receivables	131	282	301
Total trade and other receivables	6,568	637	1,006
Less: non-current portion	–	–	–
Current portion	6,568	637	1,006

The Group has applied the practical expedient permitted by IFRS 15 to not disclose the transaction price allocated to performance obligations unsatisfied (or partially unsatisfied) as of the end of the reporting period as contracts typically have an original expected duration of a year or less.

Book values approximate to fair value at 31 December 2024, 2023 and 2022.

Expected Credit Loss

Given the short-term nature of the Group’s trade receivables and accrued income, which are mainly due from large national or multinational companies, the Group's assessment of expected credit losses includes provisions for specific clients and receivables where the contractual cash flow is deemed at risk. Considerations include the current economic environment along with historical and forward-looking information. No assumptions or estimating techniques are applied in considering these. Additional provisions are made based on the assessment of recoverability of aged receivables over one year where sufficient evidence of recoverability is not evident.

Trade and other receivables contained one impaired asset in 2024 and one in 2022. The asset from 2022 was written off in 2023. In 2023 Trade and other receivables did not contain an impaired asset. The Group did hold security in 2022 as detailed below against the impaired asset.

The maximum exposure to credit risk at the consolidated statement of financial position date is the fair value of each class of receivable.

The Company recognises a default on a financial asset when the counter party announces they have limited resources to satisfy the debt.